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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15D OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 22, 2004


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



           Texas                      0-25141                  76-0579161
(State or other Jurisdiction of    (Commission              (I.R.S. Employer
 incorporation or organization      File Number)           Identification No.)


     9600 Bellaire Blvd., Suite 252
            Houston, Texas                                      77036
 (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (713) 776-3876






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Item 5.  Other Events and Regulation FD Disclosure

On July 22, 2004, Allen D. Brown, President of MetroCorp Bancshares, Inc. (the "Company") and its subsidiary, MetroBank,N.A. (the "Bank") tendered his resignation to pursue other opportunities. The Company and the Bank have named George M. Lee as President and Chief Executive Officer. Mr. Lee currently serves as Executive Vice Chairman of the Board of the Company. A copy of the Company's press release dated July 26, 2004 announcing such event is filed as an exhibit to this Current Report on Form 8-K.


         Exhibit. The following material is filed as exhibits to this Current Report on Form 8-K:

         99.1 -    Press Release dated July 26, 2004.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               METROCORP BANCSHARES, INC.




Dated:  July 26, 2004                          By:  /s/ Don J. Wang
                                               --------------------
                                               Don J. Wang
                                               Chairman






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                                  EXHIBIT INDEX




Exhibit
Number                           Description

  99.1                   Press Release dated July 26, 2004.